UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2006

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Centurian Drive, Suite 112,
Markham, Ontario		L3R 9R2
(Address of principal offices)		(Zip Code)

Registrant’s telephone number including area code: 905-479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 15, 2006 registrant issued a release announcing that it will make a presentation at the Roth Capital Partners 2006 OC Conference in Dana Point, California on February 22, 2006.

The text of the release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 1. Release dated February 15, 2006 announcing registrant’s presentation at the Roth Capital Partners 2006 OC Conference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date February 15, 2006	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer and Senior Vice President